                                1,300,000 Shares
                           Atlanta Gas Light Company
                                  Common Stock
                               ($5.00 Par Value)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              New York, New York
                                                                   June __, 1995

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Dean Witter Reynolds Inc.
The Robinson-Humphrey Company, Inc.
  As Representatives of the several Underwriters
  c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Merrill Lynch World Headquarters
  North Tower
  World Financial Center
  New York, New York  10281-1327

Dear Sirs:

     Atlanta Gas Light Company, a Georgia corporation (the "Company"), proposes
                                                            -------
to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for
                                                             ------------
whom you are acting as representatives (the "Representatives"), for sale to the
                                             ---------------
public, 1,300,000 shares of Common Stock, $5.00 par value, of the Company ("Common Stock") (said shares to be issued and sold by the Company being
  ------------
hereinafter called the "Underwritten Securities").  The Company also proposes to
                        -----------------------
grant to the Underwriters an option to purchase up to 195,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with
                      -----------------
the Underwritten Securities, being hereinafter called the "Securities").
                                                           ----------

     1.  Representations and Warranties.  The Company represents and warrants
         ------------------------------
to, and agrees with, each Underwriter that:

     (a) The Company and the proposed sale of the Securities meet the requirements for use of Form S-3 under the Securities Act of 1933, as amended and the rules and regulations thereunder (collectively, the "Act") and the
                                                             ---
Company has filed with the Securities and Exchange Commission (the "Commission")
                                                                    ----------
a registration statement, including a preliminary form of prospectus, on such Form for the registration under the Act of the Securities; and such registration statement and any post-effective amendment thereto, each in the form heretofore furnished to you, have been declared effective by the Commission in such form.

     The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the
                               --------------
Registration Statement and any post-effective amendment or amendments thereto became effective. "Preliminary Prospectus" shall mean any prospectus subject to
                    ----------------------
completion included in the Registration Statement that omits Rule 430A Information and which is furnished to the Underwriters in connection with the offering of the Securities. "Prospectus" shall mean the prospectus relating to
                              ----------
the Securities that is first filed pursuant to Rule 424(b).  "Registration
                                                              ------------
Statement" shall mean the registration statement referred to in the preceding
---------
paragraph, including Incorporated Documents (as hereinafter defined), exhibits and financial statements, in the form in which it has become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule
                                                                         ----
424", "Rule 430A" and "Regulation S-K" refer to such rules and regulations under
---    ---------       --------------
the Act.  "Rule 430A Information" means information with respect to the
           ---------------------
Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the "Incorporated Documents")
                                                        ----------------------
which were filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or
                                                      ------------
before the Effective Date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the
                     -----    ---------      ----------
Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any Incorporated Document under the Exchange Act after the effective date of the Registration Statement, or the date of any Preliminary Prospectus or the Prospectus, as the case may be.

     (b) No stop order with respect to the Registration Statement has been issued under the Act and, to the best of the Company's knowledge, no proceedings therefor have been initiated under the Act. At the time of delivery thereof to the Underwriters (the "Delivery Date"), the Preliminary Prospectus, and on the
                       -------------
Effective Date, the Registration Statement, did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and (with respect to the Incorporated Documents) the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Delivery Date, the Preliminary Prospectus did not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact (except, in the case of the Preliminary Prospectus, Rule 430A Information) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement thereto).

     (c) The Securities have been duly and validly authorized and, when payment has been received therefor, will be duly and validly issued; the Securities will, upon issuance, be fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities.

     (d) All proceedings legally required in connection with the issuance of the Securities and the sale of the Securities by the Company to the Underwriters have been taken and all approvals, authorizations, consents or other orders of the Georgia Public Service Commission (the "GPSC") and such other public boards
                                            ----
or bodies as may be legally required with respect to all or any of such matters or transactions related thereto have been obtained (except with respect to compliance with applicable state securities or "blue sky" laws, with respect to which the Company makes no representation); such authorization of the GPSC is in full force and effect, has not been abrogated or modified, and constitutes legally sufficient authority of that body for the issuance and sale of the Securities and no additional approval, authorization or consent of the GPSC is required for the execution and delivery of this Agreement by the Company; and there are not pending or contemplated any proceedings or actions to abrogate or modify such authorization.

     2.  Purchase and Sale.  (a)  Subject to the terms and conditions and in
         -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of $_______ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 195,000 shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriters to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representatives in their discretion shall make to eliminate any fractional shares.

     3.  Delivery and Payment.  Delivery of and payment for the Underwritten
         --------------------
Securities shall be made at the office of the Company, 303 Peachtree Street, N.E., Atlanta, Georgia, at 10:00 A.M., Atlanta time, on June __, 1995, or such later date (not later than June __, 1995) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").
 ------------

     Delivery to the Underwriters of and payment for any Option Securities to be purchased by the Underwriters shall be made in such place in Atlanta, Georgia or New York, New York, as the Representatives shall designate, at 10:00 A.M., Atlanta time, on such date (the "Option Closing Date"), which may be the same as
                                 -------------------
the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Representatives to the Company of the Underwriters' determination to purchase a number, specified in said notice, of Option Securities. If such notice is given before the Closing Date, it will in no event be given later than two business days prior to the Closing Date, and, if given after the Closing Date, the Option Closing Date will be no earlier than five business days and no more than 10 business days after such notice. Such notice may be given in accordance with the preceding sentence at any time within 30 days after the date of the Prospectus. The Option Closing Date and the location of delivery of and payment for the Option Securities may be varied by agreement between the Representatives and the Company.

     Certificates for the Underwritten Securities and the Option Securities shall be registered in such names and issued in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 1:00 PM, New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. Certificates in definitive form evidencing the Underwritten Securities and the Option Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the purchase price thereof by certified or official bank check or checks drawn on or payable by a New York Clearing House bank and payable in next day funds to the order of the Company.

     If the Option Closing Date occurs after the Closing Date, the Company will deliver to the Underwriters on the Option Closing Date, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4.  Offering by Underwriters.  It is understood that, after the
         ------------------------
Registration Statement becomes effective and the initial public offering price and the price per share at which the Securities will be sold to the Underwriters by the Company shall have been determined, the Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5.  Agreements.  The Company agrees with the Underwriters that:
         ----------

     (a) The Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat to the Company of initiation of any proceeding for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat to the Company of initiation of any proceeding for such purpose, and (iv) the happening of any event referred to in paragraph (b) below. The Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules and regulations thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading, or so the Prospectus will comply with the Act or the Exchange Act or the respective rules and regulations thereunder, and it will furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriters or dealers may reasonably request.

     (c) As soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter the Company will make generally available to its security holders and to the Representatives an earnings statement or statements (which need not be audited) of the Company and its consolidated subsidiaries covering a 12-month period beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act or Rule 158 under the Act.

     (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter, upon request, a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. From time to time during the period when the Prospectus is required to be delivered under the Act, the Company will file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13 or Section 14 of the Exchange Act subsequent to the date of the Prospectus. The Company will pay the expenses of printing or other production of all documents relating to the offering, and all fees and transfer taxes, if any, relating to the issuance, sale and delivery of the Securities by the Company to the Underwriters or the listing of the Securities on any stock exchange, including the New York Stock Exchange.

     (e) The Company will cooperate in good faith in qualifying the Securities for offer and sale under the securities or Blue Sky laws of such states as the Representatives may designate, will maintain such qualifications in effect for as long as may be required for the distribution of the Securities and will pay or reimburse the Representatives for counsel fees, filing fees and out-of-pocket expenses in connection with such qualification and review, provided that the
                                                           --------
Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any state or to pay, or to reimburse the Representatives for, such counsel fees exceeding $10,000 or to incur, or to reimburse the Representatives for, any such fees and expenses if no Securities are delivered to and purchased by the Underwriters hereunder because of a default by one or more of the Underwriters.

     (f) The Company will use its best efforts to have the Securities listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

     6.  (A).  Conditions to the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, the Closing Date and the Option Closing Date pursuant to
Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) The Prospectus and any supplement thereto will be filed in the manner and within the time period required by Rule 424(b), and prior to the Closing Date or the Option Closing Date, as the case may be, the Company shall have provided evidence satisfactory to the Representatives of such timely filing; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened to the Company by the Commission.

     (b) The Company shall have furnished to the Underwriters the opinion of Messrs. Long, Aldridge & Norman, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, which opinion shall be satisfactory in form and scope to counsel for the Underwriters, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, with requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) the Company is qualified and in good standing as a foreign corporation in all jurisdictions where it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified, when considered in the aggregate and not individually, would not have a material adverse effect on the Company and Chattanooga Gas Company (the "Subsidiary")
                                                             ----------
     considered as one enterprise;

               (iii) the Subsidiary has been duly incorporated and is validly existing in good standing under the laws of the State of Tennessee, is qualified and in good standing as a foreign corporation in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified, when considered in the aggregate and not individually, would not have a material adverse effect on the Company and Subsidiary considered as one enterprise;

               (iv) all of the issued and outstanding capital stock of the Subsidiary has been duly and validly issued and is fully paid and non-assessable; all of the capital stock of the Subsidiary is owned by the Company, free and clear of any pledge, lien, encumbrance, claim or equity;

               (v) the authorized, issued and outstanding Common Stock of the Company is as set forth in the Registration Statement under the caption "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to the Company's Leveraged Employee Stock Ownership Plan, Retirement Savings Plus Plan, Long-Term Stock Incentive Plan and Dividend Reinvestment and Stock Purchase Plan);

               (vi) the capital stock of the Company conforms to the description thereof set forth in the Registration Statement under the caption "Description of Capital Stock" and the form of certificate used to evidence the Common Stock is in due and proper form; to the extent that the information set forth in the Registration Statement under the caption "Description of Capital Stock" constitutes matters of law or legal conclusions, such information has been reviewed by such counsel and is correct;

               (vii) the Securities and all other outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; and, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

               (viii) to the knowledge of such counsel, all legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement are disclosed therein.

               (ix) to the knowledge of such counsel, there is no material franchise, contract or other document of a character required to be described, referred to or incorporated by reference in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required and, to the knowledge of such counsel, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material franchise, contract or other document so described, referred to, filed or incorporated by reference;

               (x) the statements under the caption "Business -- Federal Regulatory Matters" and (other than financial, numerical and statistical data) under the caption "Properties" in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1994 and the statements under the caption "Item 5. Other Information - Federal Regulatory Matters" in the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 1994 and March 31, 1995 and the statements under the caption "Business of the Company -- Recent Developments" in the Prospectus, fairly summarize the matters therein described as of their respective dates;

               (xi) the Registration Statement has become effective under the Act; the Prospectus and any supplement thereto has been filed pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and such counsel has no notice of any proceedings for that purpose having been instituted or threatened. The Registration Statement, as of the Effective Date; the Preliminary Prospectus, as of its issue date; and the Prospectus, at the time it was first filed pursuant to Rule 424(b) (other than the financial statements, including related schedules, and other financial and statistical information contained therein or incorporated by reference therein as to which such counsel need express no opinion) appeared on their face to have complied as to form in all material respects with the applicable requirements of the Act and (with respect to the Incorporated Documents) the Exchange Act and the respective rules thereunder;

               (xii) this Agreement has been duly authorized, executed and delivered by the Company;

               (xiii) all proceedings legally required in connection with the issuance and sale of the Securities by the Company to the Underwriters have been taken and all approvals, authorizations, consents or other orders of the GPSC and such other public boards or bodies as may be legally required with respect to all or any of such matters or transactions related thereto have been obtained (except with respect to compliance with applicable state securities or "blue sky" laws with respect to which such counsel need express no opinion); such authorization of the GPSC is in full force and effect, has not been abrogated or modified, and constitutes legally sufficient authority of that body for the issuance and sale of the Securities; and no additional approval, authorization or consent of the GPSC is required for the execution and delivery of this Agreement by the Company; and there are not pending or, to the knowledge of such counsel, contemplated any proceedings or actions (whether through judicial or administrative review or otherwise) to abrogate or modify such authorization;

               (xiv) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under (A) the charter or by-laws of the Company,
     (B) to such counsel's knowledge after reasonable inquiry, any material contract, lease, note or other instrument to which the Company or the Subsidiary is a party or by which it is bound, or (C) any law, administrative regulation or administrative or court order known to such counsel;

               (xv) the Company and the Subsidiary each have the authority under their respective charters, certificates of public convenience and necessity issued by the GPSC and the Public Service Commission of Tennessee, respectively, and franchises and permits issued by the various agencies and subdivisions of the States of Georgia and Tennessee, respectively, to engage in the distribution, sale and transportation of gas in all of the territory of the States of Georgia and Tennessee, respectively, presently served by the Company and the Subsidiary or in which gas facilities of the Company and the Subsidiary are under construction; such charter powers, certificates of public convenience and necessity, franchises and permits give to the Company and the Subsidiary all necessary authority for the operation of their respective gas business as now being conducted and the maintenance of their gas facilities in the States of Georgia and Tennessee;

               (xvi) the certificates of public convenience and necessity and franchises and permits of the Company and the Subsidiary referred to in clause (xv) of this subparagraph (b) are valid and subsisting and, in the context of a regulated public utility, do not impose any materially burdensome restrictions or conditions which are likely to have a material adverse effect on the business or financial condition of the Company and the Subsidiary considered as one enterprise;

               (xvii) the Company and the Subsidiary are exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended (except Section 9(a)(2) thereof) pursuant to Section 3(a)(2) thereof, and there are not pending or, to the knowledge of such counsel, contemplated any proceedings or actions (whether through judicial or administrative review or otherwise) to abrogate or modify such exemption.

          Such counsel shall also state that, without independent investigation or verification and without assumption of any responsibility for the factual accuracy or completeness of the Registration Statement or the Prospectus (other than to the extent indicated in clauses (vi) and (x) above), nothing has come to the attention of such counsel to cause it to believe that, at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that, at the date on which it was first filed pursuant to Rule 424(b) or the Closing Date, the Prospectus contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          References to the Prospectus in this paragraph (b) include any supplements thereto.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Georgia or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable, who are satisfactory to counsel for the Underwriters, and who state that the Underwriters may rely on such opinion; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. When such counsel renders an opinion "to its knowledge after reasonable inquiry" or concerning matters "known" to such counsel, such opinion may be based solely upon (AA) discussions with and inquiries of attorneys within Long, Aldridge & Norman who perform legal services for the Company, (BB) discussions with and inquiries of other attorneys who perform legal services for the Company within the jurisdiction of the Federal Energy Regulatory Commission, (CC) discussions with, inquiries of, and receipt of certificates executed by officers and directors of the Company covering such matters, (DD) review of proceedings docketed with the GPSC in which the Company is named a party (and generic proceedings docketed with the GPSC which may affect the Company, regardless of whether the Company is a named party), (EE) review of proceedings docketed with the Public Service Commission of Tennessee in which the Subsidiary is named a party (and generic proceedings docketed with the Public Service Commission of Tennessee which may affect the Subsidiary, regardless of whether the Subsidiary is a named party), and (FF) such other investigations or factual inquiry, if any, that such counsel has made in connection with the matters referred to in clauses (AA), (BB), (CC), (DD) and
(EE) above. When such counsel renders an opinion "to its knowledge after reasonable inquiry" or concerning matters "known" to such counsel, then such counsel need conduct no independent investigation of such matters except to the extent mentioned in the immediately preceding sentence. Such counsel's opinion may contain additional qualifications as are customary for such opinions and reasonably acceptable to the Representatives.

          (c) The Representatives shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. Winthrop, Stimson, Putnam & Roberts may rely on the opinion of Long, Aldridge & Norman referred to in paragraph (b) above as to all matters of Georgia Law.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the President and Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date or the Option Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date or the Option Closing Date, as the case may be, with the same effect as if made on the Closing Date or the Option Closing

     Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (or any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and the Subsidiary considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

          (e) At the time this Agreement is executed and at the Closing Date or the Option Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, no information need be supplied with respect to them in answer to Item 10 of the Registration Statement and stating in effect that:

               (i) in their opinion the audited financial statements and supplemental schedules incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder with respect to financial statements and schedules included in an annual report on Form 10-K under the Exchange Act;

               (ii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial
                                                       -----------------
     Information, on the latest unaudited financial statements, if any, included
     -----------
     or incorporated by reference in the Registration Statement, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, and the stockholders of the Company, since September 30, 1994 to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and that they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that Deloitte & Touche LLP makes no representations as to the sufficiency of such procedures for your purposes), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) unaudited financial statements of the Company included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five business days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most balance sheet incorporated by reference in the Registration Statement, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes of decreases as set forth in such letter, identifying the same and specifying the amount thereof; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus under captions to be specified by the Representatives or included or incorporated in the Company's 1994 Annual Report on Form 10-K, or Quarterly Reports on Form 10-Q, incorporated in the Registration Statement, agrees with the accounting records of the Company and the subsidiaries.

          Reference to the Prospectus in this paragraph (e) include any supplements thereto at the date of each letter.

          (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the

Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6(A) or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Subsidiary the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

          (g) The issuance and sale of the Securities as contemplated in this Agreement and the Prospectus shall have been duly authorized and approved by the GPSC and such authorizations and approvals shall be in full force and effect on the date hereof and at the Closing Date and no appeal therefrom shall have been taken, shall not then be contested and the operation thereof shall not have been stayed or suspended, and no authorization or approval of any other governmental regulatory authority shall then be required in connection with the issuance and sale by the Company of any of the Securities (subject to compliance with applicable state securities or "blue sky" laws).

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (i) Prior to the Closing Date the Securities shall have been listed, subject to notice of issuance, on the New York Stock Exchange.

          If any of the conditions specified in this Section 6(A) shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          (B)  Conditions of the Company's Obligations.  The obligations of the
               ---------------------------------------
Company to deliver the Securities hereunder are subject to the following conditions:

          (a) At the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

          (b) At the Closing Date or the Option Closing Date, as the case may be, the order or orders, authorizations, consents or other approvals of the GPSC referred to in Section 6(A)(g) hereof authorizing and approving the issuance and sale of the Securities shall be in full force and effect.

          If any of the conditions specified in this Section 6(B) shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations of the Company hereunder may be cancelled at, or at any time prior to, the Closing Date by the Company. Notice of such cancellation shall be given to the Representatives in writing, or by telegraph confirmed in writing.

          7.  Reimbursement of Underwriters' Expenses.  If the sale of the
              ---------------------------------------
Securities provided for herein is not consummated because of any termination pursuant to Section 10 hereof, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution.  (a)  The Company agrees to
              --------------------------------
indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (such reimbursement to occur as such expenses are incurred); provided, however,
                                                             --------  -------
that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use in connection with the preparation thereof, and
(ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act copies of such Prospectus or amendment or supplement have been delivered by the Company to the Underwriters and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company through you by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in paragraphs __ and __ under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have under this Section 8 except to the extent it has been prejudiced in any material respect by such omission or from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (subject to the proviso below), with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such
                        --------  -------
action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus local counsel as retained by the Representatives in their reasonable judgment), approved by the Representatives in the case of paragraph
(a) of this Section 8, representing the indemnified parties under such paragraph
(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses ) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities were underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages as such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (f) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          9.  Default by an Underwriter.  If any one or more Underwriters shall
              -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
          --------  -------
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Underwriters Securities set forth in Schedule I hereto plus the total amount of Option Securities purchasable by such defaulting Underwriter or Underwriters pursuant to Section 2(b), the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder,
(ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled (other than by reason of a default by any of the Underwriters), (iii) trading in the Company's Common Stock has been suspended by the Commission, or trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the over-the-counter market shall have been suspended (otherwise than as a result of a "circuit breaker" or other similar suspension of securities trading pursuant to existing regulations) or minimum or maximum prices shall have been fixed, or minimum or maximum ranges for prices for securities have been required, by either of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by Federal or New York or Georgia state authorities, or (v) there shall have occurred any material adverse change in general economic, political or financial conditions in the United States, or any outbreak of hostilities or escalation of hostilities or other national or international calamity or crisis, the effect of which on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Sections 7 and 8 hereof.

          11.  Representations, Warranties and Indemnities to Survive.  The
               ------------------------------------------------------
respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt and if sent to the Representatives will be mailed, delivered or telegraphed and confirmed to them, care of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center, New York, New York 10281-1327, attention of [Jerry R. Hilligoss]; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 303 Peachtree Street, N.E., Atlanta, Georgia 30303, or to P.O. Box 4569, Atlanta, Georgia 30303, attention of Mr. Robert L. Goocher.

          13.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York.

          15.  Counterparts; Severability.  This Agreement may be executed in
               --------------------------
any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. Should any part of this Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon, this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                         Very truly yours,

                         ATLANTA GAS LIGHT COMPANY

                         By:  ____________________
                              Name:
                              Title:



  The foregoing Agreement is hereby
       confirmed and accepted as of
       the date first above written.


  MERRILL LYNCH & CO.
  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
  DEAN WITTER REYNOLDS INC.
  THE ROBINSON-HUMPHREY COMPANY, INC.
  As Representatives of the Several
       Underwriters
  BY MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



  By:  ___________________________
       (Authorized Signatory)


  For themselves and the other
       several Underwriters named in
       Schedule I to the foregoing
       agreement

                                   SCHEDULE I


                                             Number of Shares
                                               Underwritten
                                             Securities to be
            Underwriter                          Purchased
            -----------                       ----------------

  Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
  Dean Witter Reynolds Inc.
  The Robinson-Humphrey Company, Inc.



                                                 _________

  Total                                          1,300,000
                                                 =========